RETIREMENT SERIES TRUST

Retirement Reserves Money Fund

(the “Fund”)

Supplement dated May 20, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2019, as supplemented to date

On May 12, 2020, the Board of Trustees of Retirement Series Trust (the “Trust”), on behalf of the Fund, approved a proposal to liquidate and terminate the Fund and terminate the Trust subject to a Plan of Liquidation and Termination. The Plan of Liquidation and Termination will be presented to the shareholders of the Fund and must be approved by the requisite number of shares of the Fund before a liquidation and termination of the Fund and termination of the Trust can occur.

A special meeting of shareholders of the Fund to consider the Plan of Liquidation and Termination is expected to be held on August 7, 2020. The record date for the special meeting is June 11, 2020. If approved by shareholders of the Fund, the liquidation date for the Fund is expected to be on or around August 11, 2020.

Effective June 1, 2020, BlackRock Advisors, LLC (“BlackRock”) will waive or reimburse all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be discontinued by BlackRock at any time without notice.

Also on May 12, 2020, the Board of Trustees of the Trust, on behalf of the Fund, also approved a proposal to reopen Class II Shares the Fund to share purchases. Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The sections of the Fund’s Summary Prospectus and Prospectus entitled “Purchase and Sale of Fund Shares” and “Fund Overview — Purchase and Sale of Fund Shares,” respectively, are each amended to delete the last paragraph of such section in its entirety.

The section of the Fund’s Prospectus entitled “Account Information — How to Buy, Sell and Transfer Shares” is amended to delete the fourth paragraph of such section in its entirety.

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares — Purchase of Shares of Retirement Reserves” is amended to delete the last paragraph of such section in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-RR-0520SUP